                                                                   Exhibit 99.18
NELLIE MAE EDUCATION LOAN TRUST 1996 -1
MONTHLY SERVICING REPORT
REPORT DATE:                                      10/15/96
MONTH ENDING:                                      9/30/96

I. TRANSACTION SUMMARY REPORT

       ------------------------------------------------------------------------------------------------------
  A    STUDENT LOAN PORTFOLIO CHARACTERISTICS           9/30/96               ACTIVITY              8/30/96
       ------------------------------------------------------------------------------------------------------
       i      Portfolio Balance                       $93,982,434          $10,153,037.29         $83,829,397
       ii     Accrued Interest                        $ 2,088,637                                 $ 1,800,606
                                                      -----------                                 -----------
       iii    Total Pool                              $96,071,072                                 $85,630,003
                                                      ===========                                 ===========

  B    i      Weighted Average Coupon                       10.15%                                      10.35%
                                                                -
       ii     Number of Loans                              13,684                                      11,880
       -------------------------------------------------------------------------------------------------------

  C                                                         OUTSTANDING BALANCE               OUTSTANDING BALANCE
       NOTES AND CERTIFICATES        LIBOR      SPREAD           9/30/96          % OF POOL        8/30/96             % OF POOL
       -------------------------------------------------------------------------------------------------------------------------
       i      Class A-1 Notes       5.5039%     0.170%       $ 66,905,000          54.22%        $ 67,000,000            54.25%
       ii     Class A-2 Notes       5.5039%     0.260%       $ 48,800,000          39.54%        $ 48,800,000            39.51%
       iii    Certificates          5.5039%     0.625%       $  7,700,000           6.24%        $  7,700,000             6.23%
       =========================================================================================================================
iv     Total                                                 $123,405,000         100.00%        $123,500,000           100.00%
       =========================================================================================================================

       ==================================================================================================
  D    Reserve Account                                  9/30/96        ACTIVITY                8/30/96
       ==================================================================================================

       i      Reserve Requirement                     $2,468,100                              $2,470,000
       ii     Initial Reserve Account Deposit         $  926,250                              $  926,250
       iii    Current Reserve Account Balance         $2,042,484       $   -                  $1,188,638
       ==================================================================================================

       ==================================================================================================
  E    Parity Ratios                                     9/30/96                                 8/30/96
       ==================================================================================================
       i      Primary Parity Trigger                      111.77%                                 110.89%
       ii     Secondary Parity Trigger                    104.80%                                 103.98%
       ==================================================================================================


II. PORTFOLIO CHARACTERISTICS


     ===============================================================================================================

 A                                                OUTSTANDING BALANCE                  OUTSTANDING BALANCE
     DELINQUENCY INFORMATION                           9/30/96               %              8/30/96              %
     ===============================================================================================================
     i      Current                                  $91,850,921          97.73%        $82,093,412            97.93%
     ii     30-59 days                               $ 1,153,991           1.23%        $ 1,310,913             1.56%
     iii    60-89 days                               $   449,734           0.48%        $   344,457             0.41%
     iv     90-119 days                              $   163,358           0.17%        $    80,615             0.10%
     v      Default Claims In Process                $   364,430           0.39%        $       -               0.00%
     ===============================================================================================================
     vi     Total                                    $93,982,434         100.00%        $83,829,397           100.00%
     ===============================================================================================================


    ========================================================================
 B                                  AMOUNT PURCHASED        AMOUNT PURCHASED
     FINANCED LOANS REPURCHASED          9/30/96                 8/30/96
    ========================================================================
     i      By Servicer                    $ -                       $ -
     ii     By Seller                      $ -
     =======================================================================
     iii    Total                          $ -                       $ -
     =======================================================================

                                     Page 2



III. DISTRIBUTIONS

      =========================================================================================================
 A    DISTRIBUTION AMOUNTS ON 10/15/96                   CLASS A-1               CLASS A-2         CERTIFICATES
      =========================================================================================================
      i        Interest Due                            $   333,028             $   246,467             $41,388
      ii       Interest Paid                           $   333,028             $   246,467             $41,388
      iii      Deferred Interest                       $       -               $       -               $   -
      iv       Principal Paid                          $    95,000             $       -
      =========================================================================================================
      v        Total Distribution Amount               $   428,028             $   246,467             $41,388
      =========================================================================================================


      ====================================================================================
 B    NOTE AND CERTIFICATE BALANCES                     9/30/96                   8/30/96
      ====================================================================================
      i        A-1 Note Balance                        $66,905,000             $67,000,000
               A-1 Principal Factor                      0.9985821               1.0000000

      ii       A-2 Note Balance                        $48,800,000             $48,800,000
               A-2 Principal Factor                      1.0000000               1.0000000

      iii      Certificate Balance                     $ 7,700,000             $ 7,700,000
               Certificate Principal Factor              1.0000000               1.0000000
      ====================================================================================


                                     Page 3